EXHIBIT 10.1

SECOND MODIFICATION AGREEMENT

This SECOND MODIFICATION AGREEMENT (this “Agreement”) is made as of December     , 2015, by and among (i) CENTURY COMMUNITIES, INC., a Delaware corporation (“Borrower”), (ii) the undersigned Guarantors, (iii) the undersigned Lenders, and (iv) TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (“Administrative Agent”).

W I T N E S S E T H :

WHEREAS, Administrative Agent, Borrower and Lenders are parties to that certain Credit Agreement (as amended, the “Credit Agreement”), dated October 21, 2014, which established a revolving line of credit in the maximum principal sum of $120,000,000.00 (the “Credit Facility”); and

WHEREAS, the Credit Facility Amount was increased from $120,000,000.00 to $200,000,000.00, pursuant to that certain First Modification Agreement (the “First Modification Agreement”), dated July 31, 2015, by and among Administrative Agent, Borrower, the Guarantors and the Lenders; and

WHEREAS, Borrower desires to increase the Credit Facility Amount from $200,000,000.00 to $300,000,000.00, pursuant to Section 7 of the First Modification Agreement; and

WHEREAS, Borrower asked each Lender to increase its respective Commitment, and certain Lenders are willing to increase their respective Commitments, subject to the terms and conditions of this Agreement; and

WHEREAS, Borrower asked Compass Bank, an Alabama Banking Corporation (“Compass Bank”) to become a Lender, and Compass Bank is willing to become a Lender, and make a Commitment of up to $30,000,000.00, subject to the terms and conditions of this Agreement; and

WHEREAS, Borrower asked U.S. Bank National Association (“U.S. Bank”) to become a Lender, and U.S. Bank is willing to become a Lender, and make a Commitment of up to $20,000,000.00, subject to the terms and conditions of this Agreement; and

WHEREAS, Administrative Agent, Borrower, the undersigned Guarantors, and the undersigned Lenders now propose to increase certain Commitments and to modify certain of the terms and provisions of the Credit Agreement and the other related documents executed by Borrower or third parties pertaining to, evidencing or securing the Credit Facility (collectively, the “Loan Documents”).

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NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Administrative Agent, Borrower, the undersigned Guarantors, and the undersigned Lenders hereby agree as follows:

1. Definitions. All terms used herein with initial capital letters, but not defined herein, shall have the meanings specified in the Credit Agreement.

2. Joinder of Compass Bank. Compass Bank agrees to assume, and does hereby assume, the obligations of a Lender under the Credit Agreement. Compass Bank agrees to abide by and be bound by all of the terms of the Credit Agreement applicable to Lenders. Accordingly, the Credit Agreement is hereby amended such that any and all references to the “Lenders” shall be deemed to refer to Compass Bank, as well as each of the parties that have previously been included within the meaning of such term.

3. Joinder of U.S. Bank. U.S. Bank agrees to assume, and does hereby assume, the obligations of a Lender under the Credit Agreement. U.S. Bank agrees to abide by and be bound by all of the terms of the Credit Agreement applicable to Lenders. Accordingly, the Credit Agreement is hereby amended such that any and all references to the “Lenders” shall be deemed to refer to U.S. Bank, as well as each of the parties that have previously been included within the meaning of such term.

4. Credit Facility Amount. Pursuant to Section 7 of the First Modification Agreement, the Credit Facility Amount is hereby increased from $200,000,000.00 to $300,000,000.00. The Increase Effective Date, as such term is used in Section 2.10(d) of the Credit Agreement, is the date of this Agreement.

5. Commitments and Applicable Percentages. As a result of the increase in the Credit Facility Amount, and the addition of Compass Bank and U.S. Bank as Lenders, Schedule 2.1 of the Credit Agreement is hereby revised and replaced in its entirety with Schedule 2.1 attached hereto, and Lenders’ respective Commitments and Applicable Percentages are revised as set forth therein.

6. Increase Fee. As consideration for the increase in the Credit Facility Amount, contemporaneously with the execution and delivery of this Agreement, Borrower shall pay to Administrative Agent, a non-refundable fee as described in Section 2.10(e) of the Credit Agreement, which fee shall be distributed among Lenders in accordance with the Credit Agreement.

7. Additional Notes. To evidence the increase in the Credit Facility Amount, contemporaneously with the execution and delivery of this Agreement, Borrower shall execute and deliver the following promissory notes, which promissory notes shall (i) be dated of even date with this Agreement, (ii) be substantially in the form of Exhibit E attached to the Credit Agreement, (iii) each be considered a Note, as defined in the Credit Agreement, in addition to all other Notes previously executed by Borrower in connection with the Credit Agreement:

(a) Note in the principal sum of $30,000,000.00, payable to the order of Compass Bank, an Alabama Banking Corporation;

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(b) Note in the principal sum of $20,000,000.00, payable to the order of Texas Capital Bank, National Association;

(c) Note in the principal sum of $20,000,000.00, payable to the order of Fifth Third Bank;

(d) Note in the principal sum of $20,000,000.00, payable to the order of U.S. Bank National Association; and

(e) Note in the principal sum of $10,000,000.00, payable to the order of Bank of America, N.A.

8. Additional Requests for Increase. The option to increase the Commitments set forth in Section 7 of the First Modification Agreement was fully exercised pursuant to Section 3 of this Agreement, and is therefore extinguished and of no further force or effect. From and after the date of this Agreement, provided there exists no Default, upon notice to Administrative Agent (which shall promptly notify Lenders), Borrower may from time to time, request an additional increase in the Credit Facility Amount and the aggregate Commitments by an amount (for all such requests) not exceeding $100,000,000.00; provided that (i) any such request for an increase shall be in a minimum amount of $20,000,000.00, and (ii) Borrower may make a maximum of three such requests. At the time of sending such notice, Borrower (in consultation with Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to Lenders). Any such request for an increase pursuant to this paragraph shall be subject to the terms and conditions set forth in Section 2.10(b) through (f) of the Credit Agreement.

9. Fee Letter. Borrower and Texas Capital Bank, National Association, entered into that certain Fee Letter, dated November 10, 2015 (the “November 2015 Fee Letter”), which November 2015 Fee Letter supplements (a) the Fee Letter described in the Credit Agreement, and (b) that certain Fee Letter, dated July 14, 2015, between Borrower and Texas Capital Bank, National Association (the “July 2015 Fee Letter”). Borrower agrees to pay to Administrative Agent and Arranger, for the account of Administrative Agent, Arranger and each Lender, as applicable, fees, in the amounts and on the dates set forth in the Fee Letter, as supplemented by the July 2015 Fee Letter and the November 2015 Fee Letter.

10. Triggering Event. The following definition is hereby added to Section 1.1 of the Credit Agreement:

“Triggering Event” means a Permitted Acquisition by Borrower of an entity with total tangible assets in excess of $150,000,000.

11. Leverage Ratio. Section 9.1 of the Credit Agreement is hereby revised and replaced in entirety as follows:

Borrower shall not permit, as of the last day of any fiscal quarter, the Leverage Ratio to be greater than

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1.50 to 1.0. Notwithstanding the foregoing, the maximum permitted Leverage Ratio is subject to automatic adjustment as follows:

(a) Following the occurrence of a Triggering Event, Borrower shall not permit, as of the last day of any fiscal quarter, the Leverage Ratio to be greater than 1.75 to 1.0;

(b) Following the commencement of the fourth full fiscal quarter after the Triggering Event, Borrower shall not permit, as of the last day of any fiscal quarter, the Leverage Ratio to be greater than 1.60 to 1.0; and

(c) Following the commencement of the sixth full fiscal quarter after the Triggering Event, Borrower shall not permit, as of the last day of any fiscal quarter, the Leverage Ratio to be greater than 1.50 to 1.0.

12. Tangible Net Worth. Section 9.3 of the Credit Agreement is hereby revised and replaced in entirety as follows:

Borrower shall not permit, as of the last day of any fiscal quarter, Tangible Net Worth for Borrower and its Subsidiaries, on a consolidated basis, to be less than the sum of (a) $266,328,500, plus (b) 50% of the net proceeds of any issuances of stock or other equity interests of any Obligated Party (other than to another Obligated Party) after the Closing Date, plus (c) 50% of the amount of net income of Borrower and its subsidiaries, on a consolidated basis (but without deduction for any net loss), for each fiscal quarter ending after September 30, 2015.

13. Risk Asset Ratio. Section 9.5 of the Credit Agreement is hereby revised and replaced in entirety as follows:

Borrower shall not permit, as of the last day of any fiscal quarter, the Risk Asset Ratio to be greater than 1.25 to 1.0. Notwithstanding the foregoing, the maximum permitted Risk Asset Ratio is subject to automatic increase as set forth in the following sentence. Following the occurrence of a Triggering

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Event, Borrower shall not permit, as of the last day of any fiscal quarter, the Risk Asset Ratio to be greater than 1.50 to 1.0.

14. Real Estate Subsidiaries. Borrower represents and warrants that, as of the date of this Agreement, Borrower has no Real Estate Subsidiaries other than those listed on Schedule 6.13 attached hereto, and Schedule 6.13 sets forth the jurisdiction of incorporation or organization of each such Real Estate Subsidiary and the percentage of Borrower’s ownership interest in such Real Estate Subsidiary.

15. Borrowing Base Report. The form of Borrowing Base Report attached to the Credit Agreement as Exhibit B, is hereby revised and replaced in its entirety with the form of Borrowing Base Report attached hereto as Exhibit B.

16. Compliance Certificate. The form of Compliance Certificate attached to the Credit Agreement as Exhibit C, is hereby revised and replaced in its entirety with the form of Compliance Certificate attached hereto as Exhibit C.

17. Bond Indenture. Borrower represents and warrants to Administrative Agent and Lenders that (a) Borrower is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Borrower of its obligations under the terms and provisions of the Bond Indenture, and (b) the transactions contemplated by this Agreement will not violate the terms and conditions of the Bond Indenture.

18. Resolutions. Contemporaneously with the execution and delivery of this Agreement, Borrower shall deliver to Administrative Agent, a copy of resolutions duly adopted by Borrower, approving the transactions contemplated by this Agreement, and certified by an officer of Borrower to be a true and correct.

19. Documentation Agent and Syndication Agent. Bank of America, N.A is hereby designated as the Documentation Agent (the “Documentation Agent”). Fifth Third Bank is hereby designated as the Syndication Agent (the “Syndication Agent”). Notwithstanding anything herein which may be construed to the contrary, neither the Documentation Agent nor the Syndication Agent shall have any rights or responsibilities under this Agreement or the Credit Agreement, other than their respective rights and responsibilities as Lenders.

20. Acknowledgment by Borrower. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrower or any third party to Administrative Agent and Lenders, as evidenced by the Loan Documents. Borrower hereby acknowledges, agrees and represents that (i) Borrower is indebted to Lenders pursuant to the terms of the Notes; (ii) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents; (iii) Borrower has no claims, offsets, defenses or counterclaims arising from any of Administrative Agent’s or Lenders’ acts or omissions with respect to the Loan Documents or Administrative Agent’s or Lenders’ performance under the Loan Documents; (iv) the representations and warranties of Borrower contained in the Loan Documents are true and correct as of the date hereof, except to the extent

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that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date; (v) Borrower is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Borrower of its obligations under the terms and provisions of the Loan Documents, and (vi) neither Administrative Agent nor Lenders are in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Administrative Agent or Lenders of their respective obligations under the terms and provisions of the Loan Documents. To the extent Borrower now has any claims, offsets, defenses or counterclaims against Administrative Agent or Lenders or the repayment of all or a portion of the Credit Facility, whether known or unknown, fixed or contingent, same are hereby forever irrevocably waived and released in their entirety.

21. No Waiver of Remedies. Except as may be expressly set forth herein, nothing contained in this Agreement shall prejudice, act as, or be deemed to be a waiver of any right or remedy available to Administrative Agent or Lenders by reason of the occurrence or existence of any fact, circumstance or event constituting a default under the Loan Documents.

22. Joinder of Guarantor. By its execution hereof, each Guarantor hereby (i) acknowledges and consents to the terms and provisions hereof; (ii) ratifies and confirms the Guaranty, including all interest and costs of collection, to or for the benefit of Administrative Agent and Lenders; (iii) agrees that the Guaranty is and shall remain in full force and effect and that the terms and provisions of the Guaranty cover and pertain to the Credit Facility, Notes and other Loan Documents as modified hereby; (iv) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of the Guaranty or the other obligations created and evidenced by the Guaranty; (v) certifies that the representations and warranties contained in the Guaranty remain true and correct representations and warranties of Guarantor as of the date hereof; and (vi) acknowledges that Administrative Agent and Lenders have satisfied and performed their covenants and obligations under the Guaranty and the other Loan Documents, and that no action or failure to act by or on behalf of, Administrative Agent or Lenders has or will give rise to any cause of action or other claim against Administrative Agent or Lenders for breach of the Guaranty or other Loan Documents or otherwise.

23. Costs and Expenses. Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, reasonable fees and expenses of legal counsel to Administrative Agent.

24. Additional Documentation. From time to time, Borrower shall execute or procure and deliver to Administrative Agent such other and further documents and instruments evidencing, securing or pertaining to the Credit Facility or the Loan Documents as shall be reasonably requested by Administrative Agent so as to evidence or effect the terms and provisions hereof. Borrower shall cause to be delivered to Administrative Agent, an opinion of counsel, satisfactory to Administrative Agent, opining to (i) the validity and enforceability of this Agreement and the other Loan Documents executed on this date in connection with the transaction contemplated hereby; (ii) the authority of Borrower, and any constituents of Borrower, to execute, deliver and perform its or their respective obligations under the Loan

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Documents, as hereby modified; and (iii) such other matters as reasonably requested by Administrative Agent.

25. Effectiveness of the Loan Documents. Except as expressly modified by the terms and provisions hereof, each of the terms and provisions of the Loan Documents are hereby ratified and shall remain in full force and effect; provided, however, that any reference in any of the Loan Documents to the Credit Facility, the amount constituting the Credit Facility, any defined terms, or to any of the other Loan Documents shall be deemed, from and after the date hereof, to refer to the Credit Facility, the amount constituting the Credit Facility, defined terms and to such other Loan Documents, as modified hereby.

26. Governing Law. THE TERMS AND PROVISIONS HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN.

27. Time. Time is of the essence in the performance of the covenants contained herein and in the Loan Documents.

28. Binding Agreement. This Agreement shall be binding upon the successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to (i) permit, sanction, authorize or condone the assignment of any rights, titles or interests in and to Borrower, or (ii) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.

29. Headings. The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

30. Construction. Whenever the context hereof so requires, reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general, but shall be construed as cumulative of the general recitation.

31. Severability. If any clause or provision of this Agreement is or should ever be held to be illegal, invalid or unenforceable under any present or future law applicable to the terms hereof, then and in that event, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby, and that in lieu of each such clause or provision of this Agreement that is illegal, invalid or unenforceable, such clause or provision shall be judicially construed and interpreted to be as similar in substance and content to such illegal, invalid or unenforceable clause or provision, as the context thereof would reasonably suggest, so as to thereafter be legal, valid and enforceable.

32. Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this

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Agreement to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

33. Notice of Final Agreement. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO OR THERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO OR THERETO. THE PROVISIONS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE RESPECTIVE PARTIES TO SUCH DOCUMENTS.

[The remainder of this page is intentionally left blank. The signature pages follow.]

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EXECUTED to be effective as of the date first above written.

ADMINISTRATIVE AGENT:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:	/s/ John L. Brimberry
Name:	John L. Brimberry
Title:	Senior Vice President

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LENDER:

TEXAS CAPITAL BANK,
NATIONAL ASSOCIATION

By:	/s/ John L. Brimberry
Name:	John L. Brimberry
Title:	Senior Vice President

SECOND MODIFICATION AGREEMENT - Lender’s Signature Page [Texas Capital Bank, National Association]

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Michael W. Edwards
Name:	Michael W. Edwards
Title:	Senior Vice President

SECOND MODIFICATION AGREEMENT - Lender’s Signature Page [Bank of America, N.A.]

LENDER:

FIFTH THIRD BANK

By:	/s/ Karen H. Morgan
Name:	Karen H. Morgan
Title:	SVP

SECOND MODIFICATION AGREEMENT - Lender’s Signature Page [Fifth Third Bank]

LENDER:

VECTRA BANK COLORADO, NA, A NATIONAL BANKING ASSOCIATION

By:	/s/ Philip Trujillo
Name:	Philip Trujillo
Title:	Vice President

SECOND MODIFICATION AGREEMENT - Lender’s Signature Page [Vectra Bank Colorado]

LENDER:

COMPASS BANK, AN ALABAMA BANKING CORPORATION

By:	/s/ Benjamin Weimer
Name:	Benjamin Weimer
Title:	Senior Vice President

SECOND MODIFICATION AGREEMENT - Lender’s Signature Page [Compass Bank]

LENDER:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Nadeige Dang
Name:	Nadeige Dang
Title:	Vice President

SECOND MODIFICATION AGREEMENT - Lender’s Signature Page [JPMorgan Chase Bank, N.A.]

LENDER:

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

SECOND MODIFICATION AGREEMENT - Lender’s Signature Page [Deutsche Bank AG New York Branch]

LENDER:

BANK MIDWEST, A DIVISION OF NBH BANK, N.A.

By:	/s/ Gary Simms
Name:	Gary Simms
Title:	Executive Vice President

SECOND MODIFICATION AGREEMENT - Lender’s Signature Page [Bank Midwest, a division of NBH Bank]

LENDER:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Benjamin Kuruvila
Name:	Benjamin Kuruvila
Title:	Vice President

SECOND MODIFICATION AGREEMENT - Lender’s Signature Page [U.S. Bank National Association]

BORROWER:

CENTURY COMMUNITIES, INC., a Delaware corporation

By:	/s/ David Messenger
Name:	David Messenger
Title:	Chief Financial Officer

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GUARANTOR:

AUGUSTA POINTE, LLC, a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

AVALON AT INVERNESS, LLC, a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

BEACON POINTE, LLC, a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

BLACKSTONE HOMES, LLC, a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

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CC COMMUNITIES, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

CCC HOLDINGS, LLC, a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

CCH HOMES, LLC, a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

CENTURY AT ASH MEADOWS, LLC, a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

CENTURY AT BEACON POINTE, LLC, a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

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CENTURY AT CALEY, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

CENTURY AT CANDELAS, LLC, a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

CENTURY AT CAROUSEL FARMS, LLC, a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

CENTURY AT HARVEST MEADOWS, LLC, a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

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CENTURY AT LOR, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

CENTURY AT LOWRY, LLC, a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

CENTURY AT MIDTOWN, LLC, a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

CENTURY AT MILLENNIUM, LLC, a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

CENTURY AT MURPHY CREEK, LLC, a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

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CENTURY AT OUTLOOK, LLC, a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

CENTURY AT SALISBURY HEIGHTS, LLC, a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

CENTURY AT SOUTHSHORE, LLC, a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

CENTURY AT TERRAIN, LLC, a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

CENTURY AT THE GROVE, LLC, a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

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CENTURY AT VISTA RIDGE, LLC, a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

CENTURY AT WOLF RANCH, LLC, a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

CENTURY CITY, LLC, a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

CENTURY COMMUNITIES OF NEVADA, LLC, a Delaware limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

CENTURY COMMUNITIES OF NEVADA REALTY, LLC, a Nevada limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

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CENTURY LAND HOLDINGS, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

CENTURY LAND HOLDINGS II, LLC, a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

CENTURY LAND HOLDINGS OF TEXAS, LLC, a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

CENTURY RHODES RANCH GC, LLC, a Delaware limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

CENTURY TUSCANY GC, LLC, a Delaware limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

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CHERRY HILL PARK, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

COTTAGES AT WILLOW PARK, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

CROWN HILL, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

ENCLAVE AT BOYD PONDS, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

ENCLAVE AT CHERRY CREEK, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

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ESTATES AT CHATFIELD FARMS, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

HEARTH AT OAK MEADOWS, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

HOMETOWN, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

LAKEVIEW FORT COLLINS, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

MADISON ESTATES, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

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MERIDIAN RANCH, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

MONTECITO AT RIDGEGATE, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

NEIGHBORHOOD ASSOCIATIONS GROUP, LLC, a Delaware limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

RESERVE AT HIGHPOINTE ESTATES, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

RESERVE AT THE MEADOWS, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

SECOND MODIFICATION AGREEMENT – Guarantor’s Signature Page 10 of 15

SADDLEBACK HEIGHTS, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

SADDLE ROCK GOLF, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

STETSON RIDGE HOMES, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

THE VISTAS AT NOR’WOOD, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

VENUE AT ARISTA, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

SECOND MODIFICATION AGREEMENT – Guarantor’s Signature Page 11 of 15

VERONA ESTATES, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

VILLAS AT MURPHY CREEK, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

WATERSIDE AT HIGHLAND PARK, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

WILDGRASS, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

CENTURY COMMUNITIES OF GEORGIA, LLC, a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

SECOND MODIFICATION AGREEMENT – Guarantor’s Signature Page 12 of 15

CCG CONSTRUCTORS LLC,
a Georgia limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

CCG REALTY GROUP LLC,
a Georgia limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

CENTURY AT LITTLETON VILLAGE, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

CENTURY AT THE MEADOWS, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

CENTURY AT MARVELLA, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

SECOND MODIFICATION AGREEMENT – Guarantor’s Signature Page 13 of 15

CENTURY AT WILDGRASS, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

CENTURY GROUP LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

CENTURY AT LANDMARK, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

CENTURY AT OBSERVATORY HEIGHTS, LLC, a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

HORIZON BUILDING SERVICES, LLC,
a Colorado limited liability company

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Authorized Signatory

SECOND MODIFICATION AGREEMENT – Guarantor’s Signature Page 14 of 15

SWMJ CONSTRUCTION, INC.,
a Texas corporation

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Vice President

SECOND MODIFICATION AGREEMENT – Guarantor’s Signature Page 15 of 15

SCHEDULE 6.13

Real Estate Subsidiaries

Century Communities, Inc. owns 100% of all Real Estate Subsidiaries, either directly or indirectly.

[The fifty-seven entities below executed a Guaranty Agreement, dated October 21, 2014.]

1.	AUGUSTA POINTE, LLC – a Colorado limited liability company

2.	AVALON AT INVERNESS, LLC – a Colorado limited liability company

3.	BEACON POINTE, LLC – a Colorado limited liability company

4.	BLACKSTONE HOMES, LLC – a Colorado limited liability company

5.	CC COMMUNITIES, LLC – a Colorado limited liability company

6.	CCC HOLDINGS, LLC – a Colorado limited liability company

7.	CCH HOMES, LLC – a Colorado limited liability company

8.	CENTURY AT ASH MEADOWS, LLC – a Colorado limited liability company

9.	CENTURY AT BEACON POINTE, LLC – a Colorado limited liability company

10.	CENTURY AT CALEY, LLC – a Colorado limited liability company

11.	CENTURY AT CANDELAS, LLC – a Colorado limited liability company

12.	CENTURY AT CAROUSEL FARMS, LLC – a Colorado limited liability company

13.	CENTURY AT HARVEST MEADOWS, LLC – a Colorado limited liability company

14.	CENTURY AT LOR, LLC – a Colorado limited liability company

15.	CENTURY AT LOWRY, LLC – a Colorado limited liability company (formerly Century Hangar Lofts at Lowry, LLC)

16.	CENTURY AT MIDTOWN, LLC – a Colorado limited liability company

17.	CENTURY AT MILLENNIUM, LLC – a Colorado limited liability company

18.	CENTURY AT MURPHY CREEK, LLC – a Colorado limited liability company

19.	CENTURY AT OUTLOOK, LLC – a Colorado limited liability company

20.	CENTURY AT SALISBURY HEIGHTS, LLC – a Colorado limited liability company

21.	CENTURY AT SOUTHSHORE, LLC – a Colorado limited liability company

22.	CENTURY AT TERRAIN, LLC – a Colorado limited liability company

23.	CENTURY AT THE GROVE, LLC – a Colorado limited liability company

24.	CENTURY AT VISTA RIDGE, LLC – a Colorado limited liability company

25.	CENTURY AT WOLF RANCH, LLC – a Colorado limited liability company

26.	CENTURY CITY, LLC – a Colorado limited liability company

27.	CENTURY COMMUNITIES OF NEVADA, LLC – a Delaware limited liability company

28.	CENTURY COMMUNITIES OF NEVADA REALTY, LLC – a Nevada limited liability company

29.	CENTURY LAND HOLDINGS, LLC – a Colorado limited liability company

30.	CENTURY LAND HOLDINGS II, LLC – a Colorado limited liability company

31.	CENTURY LAND HOLDINGS OF TEXAS, LLC – a Colorado limited liability company

32.	CENTURY RHODES RANCH GC, LLC – a Delaware limited liability company

33.	CENTURY TUSCANY GC, LLC – a Delaware limited liability company

34.	CHERRY HILL PARK, LLC – a Colorado limited liability company (formerly Danbury Park, LLC)

35.	COTTAGES AT WILLOW PARK, LLC – a Colorado limited liability company

36.	CROWN HILL, LLC – a Colorado limited liability company

SCHEDULE 6.13 – Page 1

37.	ENCLAVE AT BOYD PONDS, LLC – a Colorado limited liability company

38.	ENCLAVE AT CHERRY CREEK, LLC – a Colorado limited liability company

39.	ESTATES AT CHATFIELD FARMS, LLC – a Colorado limited liability company

40.	HEARTH AT OAK MEADOWS, LLC – a Colorado limited liability company

41.	HOMETOWN, LLC – a Colorado limited liability company

42.	LAKEVIEW FORT COLLINS, LLC – a Colorado limited liability company

43.	MADISON ESTATES, LLC – a Colorado limited liability company

44.	MERIDIAN RANCH, LLC – a Colorado limited liability company

45.	MONTECITO AT RIDGEGATE, LLC – a Colorado limited liability company

46.	NEIGHBORHOOD ASSOCIATIONS GROUP, LLC – a Delaware limited liability company

47.	RESERVE AT HIGHPOINTE ESTATES, LLC – a Colorado limited liability company

48.	RESERVE AT THE MEADOWS, LLC – a Colorado limited liability company

49.	SADDLEBACK HEIGHTS, LLC – a Colorado limited liability company

50.	SADDLE ROCK GOLF, LLC – a Colorado limited liability company

51.	STETSON RIDGE HOMES, LLC – a Colorado limited liability company

52.	THE VISTAS AT NOR’WOOD, LLC – a Colorado limited liability company

53.	VENUE AT ARISTA, LLC – a Colorado limited liability company

54.	VERONA ESTATES, LLC – a Colorado limited liability company

55.	VILLAS AT MURPHY CREEK, LLC – a Colorado limited liability company

56.	WATERSIDE AT HIGHLAND PARK, LLC – a Colorado limited liability company

57.	WILDGRASS, LLC – a Colorado limited liability company

[The three entities below executed a Guaranty Agreement, dated December 1, 2014.]

58.	CENTURY COMMUNITIES OF GEORGIA, LLC – a Colorado limited liability company

59.	CCG CONSTRUCTORS LLC – a Georgia limited liability company

60.	CCG REALTY GROUP LLC – a Georgia limited liability company

[The two entities below executed a Guaranty Agreement, dated March 11, 2015.]

61.	CENTURY AT LITTLETON VILLAGE, LLC – a Colorado limited liability company

62.	CENTURY AT THE MEADOWS, LLC –, a Colorado limited liability company

[The three entities below executed a Guaranty Agreement, dated July 31, 2015.]

63.	CENTURY AT MARVELLA, LLC – a Colorado limited liability company

64.	CENTURY AT WILDGRASS, LLC – a Colorado limited liability company

65.	CENTURY GROUP LLC – a Colorado limited liability company

[The four entities below have NOT YET executed a Guaranty Agreement.]

66.	CENTURY AT LANDMARK, LLC – a Colorado limited liability company

67.	CENTURY AT OBSERVATORY HEIGHTS, LLC – a Colorado limited liability company

68.	HORIZON BUILDING SERVICES, LLC – a Colorado limited liability company

69.	SWMJ CONSTRUCTION, INC. – a Texas corporation

SCHEDULE 6.13 – Page 2